FUND MANAGER'S LETTER
--------------------------------------------------------------------------------
To Our Fellow Shareholders:                                        August 1998

   The net asset value (NAV) of a common share of the Fund declined from $14.80 on March 31, 1998, to $14.42 on June 30, 1998, after deducting the distribution of 37 cents declared during the quarter. The market price of a share of the Fund traded in a range from $12.875 to $14.688 before closing the quarter at $13.688. The ending price represented a discount to NAV of 5.1 percent compared with a discount to NAV of 3.7 percent on March 31, 1998. Key investment results and comparisons are noted below.

       As the table shows, the Fund's net asset value increased 0.9 percent during the second quarter, which compares with 0.3 percent for the Lipper Growth & Income Mutual Fund Average (the Fund's primary benchmark) and 3.3 percent and
2.1 percent for the S&P 500 Stock Index and Dow Jones Industrial Average, respectively. For the latest six months, the Fund's net asset value was up 14.7 percent compared with 12.1 percent for the Lipper Growth &Income Mutual Fund Average and 17.7 and 14.1 percent for the S&P 500 and Dow Jones, respectively.

     The S&P 500 continued its advance for an unprecedented 14th quarter in a row, ending the quarter at 1133.84. But, as has been the case so often during the past several years, the capitalization-weighted indices such as the S&P 500 gave a distorted picture of how most stocks performed.

     Capitalization-weighted means that each stock is weighted by the total value of outstanding shares. The largest capitalization stock in the S&P 500 is that of General Electric at about $293 billion; the smallest is that of Armco at about $566 million. So, G.E. has more than 500 times the impact on the return of the capitalization-weighted S&P 500 than Armco does. Thus, the S&P 500 is heavily influenced by the largest capitalization stocks. The five largest companies, only 1% of the total number of stocks in the index, account for 12.3 percent of the index's capitalization. During the second quarter, those same five stocks accounted for more than one-third of the S&P 500's 3.3 percent return.

     Another way to assess how large stocks influence the return of the S&P500 is to calculate how the index performs on an equal-weighted basis, giving each stock, regardless of size, equal representation. The equal-weighted S&P500 index had a negative 1.0 percent second quarter return, or 4.3 percent less than the capitalization-weighted index.

     The chart on the following page illustrates how the equal- and capitalization-weighted S&P 500 indices have performed since the beginning of this bull market in 1982. Most managers, including those in your Fund, have portfolios that are more like equal- than like capitalization-weighted to avoid undue concentration. Therefore, they tended to outperform the capitalization-weighted index during periods like 1982 - 1983 and 1991- 94, when the equal-weighted index outperformed by a considerable margin. Conversely, during periods where leadership was dominated by a narrow group of very large stocks, like 1989 - 90 and 1995 - 98, most managers found it difficult to exceed the return of the capitalization-weighted index. As you can see from the chart, it would be unusual, based on the last 15 years' history, for present conditions to persist much longer.

                                         Second Quarter        Latest Six Months
--------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND:

  Shares Valued at Net Asset Value           0.9%                  14.7%

  Shares Valued at Net Asset Value
  With Dividends Reinvested                  1.0%                  14.9%

  Shares Valued at Market Price
  With Dividends Reinvested                 (0.4%)                  9.1%

  Fund's Closing Price Range           $14.50 to $12.938       $14.50 to $12.813

  Fund's (Discount)/Premium Range      (8.6%) to (2.4%)         (8.6%) to 2.5%

Lipper Growth & Income Mutual Fund Average   0.3%                  12.1%

S&P 500 Stock Index                          3.3%                  17.7%

Dow Jones Industrial Average                 2.1%                  14.1%

NASDAQ Composite Index                       3.2%                  20.7%


Figures shown for the Fund and the Lipper Growth & Income Mutual Fund Average are total returns, which include income, after deduction of fees and other operating expenses. The Fund's reinvested returns assume the exercise of all primary subscription rights in the recent rights offering. Figures shown for the unmanaged S&P 500 Stock Index and the Dow Jones Industrial Average are total returns including income. Figures for the unmanaged NASDAQ Index are total returns excluding income.

FUND MANAGER'S LETTER
--------------------------------------------------------------------------------

[S&P GRAPHIC]

                 S&P 500 Equal-Weighted vs. S&P 500 Cap-Weighted
                      Calendar Year Performance Since 1982



     S&P Equal-Weighted   S&P Cap-Weighted
     Outperformed         Outperformed
82        10.1%
83        8.1%
84        0.1%
85                            -0.6%
86                            -1.0%
87        0.1%
88        3.9%
89                            -5.4%
90                            -8.8%
91        4.9%
92        7.1%
93        4.8%
94        0.8%
95                            -4.1%
96                            -3.9%
97                            -4.4%
98-YTD*                       -5.7%

*Through June 30, 1998


     Mr. Harold W. Cogger, Chairman of the Board of Trustees since April 1996, has retired and Mr. John V.Carberry has been elected by the Board to replace him. Hal served the Fund with distinction. We thank him and wish him well in his retirement. John is a Senior Vice President of Liberty Financial Companies, Inc., the parent company of Liberty Asset Management Company ("LAMCO"), and has more than 25 years' experience in the financial services industry.

     Mr. William R. Parmentier has been appointed President and Chief Executive Officer of LAMCO, the Fund's Manager, to succeed Richard R. Christensen, who assumes the position of Chairman. Messrs. Christensen and Parmentier will retain their current positions as President and Chief Investment Officer, respectively, of the Fund until Mr. Christensen retires in 1999.

     The Fund's net realized capital gains for 1998 are likely to exceed the minimum amount required to be distributed under the Fund's 10 percent pay-out policy. This is the result of realization of gains after the strong investment performance during the last three and one-half years. LAMCO plans to recommend to the Trustees, for consideration at their October meeting, that the Fund retain the excess gains, as it did the last two years. In order to retain the excess gains, the Fund would pay federal income tax on the retained gains. The shareholders would be required to record their pro-rata portion of the gains retained by the Fund as a long-term capital gain, and their pro-rata portion of the tax paid by the Fund would be claimed by the shareholders as a credit on their 1998 federal income tax return. Additional information will be contained in the third quarter report.

     For the second quarter distribution more than 61 percent of the Fund's individual shareholders elected to take newly issued shares, valued at the closing market price of $13.125 on July 6. The distribution consisted entirely of net realized capital gains. By taking newly issued shares, rather than cash, shareholders are able to reinvest their capital gains in the fund so they can build additional value through compounding. Reinvested dividends constitute a major source of shareholder investment growth, as the chart on page 3 clearly demonstrates.

     Boston Partners Asset Management, L.P., the newest of the Fund's five independent Portfolio Managers, is the subject of the manager interview beginning on page 8. Mark Donovan, Chairman of the Equity Strategy Committee, discusses the firm's investment philosophy and decision making process as well as particular stocks that are representative of its style of investing.

     Thank you for your continuing support of the Fund.

Sincerely,

/s/Richard R. Christensen                        /s/William R. Parmentier, Jr.
-------------------------                        -----------------------------

Richard R. Christensen                           William R. Parmentier, Jr.
President, Liberty All-Star                      Chief Investment Officer,
  Equity Fund                                      Liberty All-Star Equity Fund
Chairman, Liberty Asset                          President, Liberty Asset
  Management Company                               Management Company

                             SHAREHOLDERS' INVESTMENT GROWTH AS OF JUNE 30, 1998
--------------------------------------------------------------------------------



[mountain chart]
                     Net Asset
                      Value of            Additional
                   Shares Acquired       Investments
Net Asset Value   Through Dividend       Made Through
 of One Share       Reinvestment       Rights Offerings
  $10.17              $10.17                  $10.17
   10.87               10.87                   10.87
   10.03               11.09                   11.09
   10.72               10.77                   10.77
   10.81               10.86                   10.86
   11.23               11.32                   11.32
   11.73               11.82                   11.82
   11.6                12.39                   12.39
   10.87               11.94                   11.94
    8.31                9.12                    9.12
    7.58                8.32                    8.32
    7.9                 9.01                    9.01
    8.29                9.45                    9.45
    8.64                9.85                    9.85
    8.29                9.51                    9.51
    8.3                 9.52                    9.52
    8.26                9.47                    9.47
    8.43                9.95                    9.95
    8.33                9.83                    9.83
    8.12                9.58                    9.58
    8.28               10.05                   10.05
    8.43               10.23                   10.23
    8.3                10.08                   10.08
    8.29               10.34                   10.34
    8.83               11.01                   11.01
    8.67               10.81                   10.81
    8.6                11.03                   11.03
    9.01               11.56                   11.56
    9.4                12.06                   12.06
    9.07               12                      12
    9.81               12.98                   12.98
   10.03               13.27                   13.27
    9.82               13.38                   13.38
    9.61               13.1                    13.1
    9.72               13.25                   13.25
    9.58               13.44                   13.44
    9.02               12.66                   12.66
    9.11               12.78                   12.78
    9.14               13.18                   13.18
    9                  12.98                   12.98
    9.92               14.3                    14.3
    9.72               14.42                   14.42
    9.69               14.38                   14.38
    8.91               13.22                   13.22
    8.23               12.59                   12.59
    8.21               12.56                   12.56
    8.77               13.42                   13.42
    8.92               14.01                   14.01
    9.37               14.72                   14.72
   10.04               15.77                   15.77
   10.18               16.42                   16.42
   10.11               16.30                   16.309999
   10.62               17.12                   17.129999
    9.87               16.33                   16.33
   10.35               17.12                   17.129999
   10.39               17.65                   17.65
   10.33               17.54                   17.549999
   10.52               17.87                   17.870001
    9.92               17.28                   17.280001
   11.2                19.51                   19.51
   11                  19.16                   19.16
   10.77               19.25                   19.25
   10.56               18.87                   18.870001
   10.66               19.04                   20.959999
   10.76               19.23                   21.15
   10.23               18.77                   20.65
   10.69               19.59                   21.559999
   10.21               19.18                   21.110001
   10.45               19.63                   21.610001
   10.55               19.82                   21.82
   10.68               20.57                   22.639999
   10.78               20.76                   22.85
   10.86               20.92                   23.02
   10.7                20.61                   22.68
   10.75               21.23                   23.370001
   10.42               20.58                   22.65
   10.52               21.29                   23.440001
   10.56               21.37                   23.530001
   10.54               21.33                   23.48
   10.73               22.26                   24.52
   10.79               22.38                   24.66
   10.84               22.49                   26.27
   10.34               22                      25.690001
   10.4                22.48                   26.25
   10.77               23.28                   27.18
   10.34               22.91                   26.75
    9.85               21.83                   25.48
    9.93               22                      25.690001
    9.8                22.26                   25.98
    9.48               21.53                   25.129999
    9.78               22.20                   25.93
    9.99               23.28                   27.17
    9.69               22.58                   27.860001
    9.86               22.96                   28.35
    9.17               21.96                   27.110001
    9.26               22.19                   27.790001
    9.4                22.52                   26.75
    9.49               23.30                   28.780001
    9.83               24.13                   29.780001
    9.98               24.51                   30.24
   10.13               25.49                   31.440001
   10.53               26.49                   32.689999
   10.95               27.54                   33.990002
   10.74               27.73                   34.209999
   11.05               28.53                   35.189999
   10.93               28.21                   34.810001
   11.04               29.23                   36.07
   11.03               29.20                   36.040001
   11.39               30.16                   37.209999
   11.57               30.63                   37.799999
   11.42               31.01                   38.259998
   11.65               31.62                   39.029999
   11.62               32.41                   40.009998
   11.53               32.16                   39.700001
   10.88               30.36                   37.459999
   10.98               31.41                   38.759998
   11.71               33.5                    31.34
   11.88               33.99                   41.939999
   12.35               36.31                   44.810001
   11.95               35.54                   43.860001
   12.65               37.61                   46.43
   12.55               37.32                   46.060001
   11.73               35.81                   44.189999
   12.19               37.22                   45.919998
   12.77               39.95                   49.299999
   13.31               41.65                   51.389999
   14.29               44.70                   55.169998
   13.34               42.81                   52.830002
   14.01               44.95                   55.48
   13.51               43.34                   53.5
   13.52               44.49                   54.919998
   13.32               45.02                   55.57
   13.3                44.95                   55.490002
   14.4                48.66                   60.080002
   14.8                51.24                   63.259998
   14.93               51.63                   63.77
   14.05               48.59                   60.009998
   14.42               51.29                   65.830002

[values are from 1987 to 1998]

$65.83----| To evaluate your investment in All-Star, these values should be | used. Each shows how your investment has fared by keeping
          |  distributions at work in the Fund. The upper value includes
          | additional investments made through rights offerings in 1992, $51.29----| 1993, 1994, and 1998.



$14.42----   This is the net asset value of one share of All-Star as of 6/30/98.





     Since its inception, the Fund has maintained an optional Automatic Dividend Reinvestment and Cash Purchase Plan, whereby distributions are automatically invested in additional shares of the Fund. In addition, four rights offerings have allowed investors to acquire additional shares at a discount from the market price. The rights offering in April 1992 allowed investors to acquire one share at $10.05 for every 10 shares held; the one in October 1993 allowed investors to acquire one share at $10.41 for every 15 shares held; the one in September 1994 allowed investors to acquire one share at $9.14 for every 15 shares held; and the one in April 1998 allowed investors to acquire one share at $12.83 for every 20 shares held.

     As the graph above shows, an original share, assuming participation in all of the rights offerings and reinvestment of all distributions, has grown to a net asset value of $65.83 (4.565 shares times the current $14.42 net asset value per share) and a market price value of $62.48 (4.565 shares times the current $13.688 market price per share). Excluding the rights offerings shares, an original share has grown to 3.557 shares. Thus, the original share has grown to a net asset value of $51.29 (3.557 shares times the current $14.42 net asset value per share) and a market price value of $48.69 (3.557 shares times the current $13.688 market price per share).

A TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENT
--------------------------------------------------------------------------------

                                   Shares      Shares
            Shares                Purchased   Acquired   Shares       NAV(1)              Market PriceTotal Market
           Owned At                Through     Through    Owned     Per Share   Total NAV   Per Share  Price Of
           Beginning   Per ShareReinvestment   Rights    At End      At End     Of Shares    At End     Shares
Year       Of Period Distributions Program    Offering  Of Period   Of Period     Owned     Of Period    Owned
--------------------------------------------------------------------------------------------------------------------
1987        1.000      $1.18       .140         --       1.140       $7.90       $9.01      $6.00        $6.84
--------------------------------------------------------------------------------------------------------------------
1988        1.140       0.64       .107         --       1.247        8.29       10.34       7.25         9.04
--------------------------------------------------------------------------------------------------------------------
1989        1.247       0.95       .156         --       1.403        9.58       13.44       8.25        11.57
--------------------------------------------------------------------------------------------------------------------
1990        1.403       0.90       .167         --       1.570        8.92       14.00       7.75        12.17
--------------------------------------------------------------------------------------------------------------------
1991        1.570       1.02       .171         --       1.741       11.20       19.50      10 .75       18.72
--------------------------------------------------------------------------------------------------------------------
1992        1.741       1.07       .199       0.179(2)   2.119       10.78       22.84      11.125       23.57
--------------------------------------------------------------------------------------------------------------------
1993        2.119       1.25(3)    .266       0.138(2)   2.523       10.40       26.24      11.125       28.07
--------------------------------------------------------------------------------------------------------------------
1994        2.523       1.00       .278       0.155(2)   2.955        9.26       27.36       8.50        25.12
--------------------------------------------------------------------------------------------------------------------
1995        2.955       1.04       .310         --       3.265       11.03       36.01      10.875       35.51
--------------------------------------------------------------------------------------------------------------------
1996        3.265       1.31(3)    .403         --       3.668       11.95       43.83      11.25        41.27
--------------------------------------------------------------------------------------------------------------------
1997        3.668       1.69(3)    .501         --       4.169       13.32       55.53      13.313       55.50
--------------------------------------------------------------------------------------------------------------------
1998
1st Quarter 4.169       0.35       .102         --       4.271       14.80       63.21      14.25        60.86

2nd Quarter 4.271       0.37       .121       0.173(2)   4.565       14.42       65.83      13.688       62.48
--------------------------------------------------------------------------------------------------------------------

1. Net Asset Value.
2. 1992: Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.
   1993: Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.
   1994: Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.
   1998: Rights offering completed in April 1998. One share offered at    $12.83
         for every 20 shares owned.
3. 1993: Includes the $0.18 per share tax credit passed through to hareholders, which was assumed to be reinvested at the year-end market price of $11.125.
   1996: Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.25.
   1997: Includes the $0.36 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $13.313.

                                  PORTFOLIO MANAGERS / PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

THE FUND'S FIVE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

BOSTON PARTNERS ASSET MANAGEMENT, L.P.
Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

J.P. MORGAN INVESTMENT MANAGEMENT INC.
Companies diversified across all sectors that are undervalued relative to internally generated projected growth rates.

OPPENHEIMER CAPITAL
Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

WESTWOOD MANAGEMENT CORPORATION
Growth companies selling at reasonable valuations based on higher internal earnings projections which are not yet being reflected in consensus estimates.

WILKE/THOMPSON CAPITAL MANAGEMENT, INC.
Growth companies that demonstrate the ability to sustain strong secular growth, notwithstanding economic conditions, across a broad range of market capitalizations.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS The Portfolio Characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five Portfolio Managers. These differences are a reflection of the fact that each pursues a different Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Stock Index.

PORTFOLIO CHARACTERISTICS                    INVESTMENT STYLE SPECTRUM
AS OF JUNE 30, 1998
(UNAUDITED)                        VALUE                                        GROWTH
                                   ===================================================

                                      Boston       J.P.         Oppen-                  Wilke/     Total    S&P
                                     Partners     Morgan        heimer     Westwood    Thompson    Fund   500 Index
-------------------------------------------------------------------------------------------------------------------
Number of Holdings                     37           83            30          49         49         220      500
-------------------------------------------------------------------------------------------------------------------
Percent of Holdings in Top 10          39%          24%           50%         30%        32%         13%      20%
-------------------------------------------------------------------------------------------------------------------
Weighted Average Market
Capitalization (billions)             $25          $38           $41         $29        $25         $32      $70
-------------------------------------------------------------------------------------------------------------------
Average Five-Year Earnings
Per Share Growth                       11%          16%           19%         19%       34%          20%      17%
-------------------------------------------------------------------------------------------------------------------
Dividend Yield                        1.4%         1.4%          1.1%        1.4%      0.2%         1.1%     1.4%
-------------------------------------------------------------------------------------------------------------------
Average Price/Earnings Ratio           16x          23x           18x         26x       41x          23x      23x
-------------------------------------------------------------------------------------------------------------------
Average Price/Book Value Ratio        3.8x         4.8x          4.3x        4.0x      7.0x         4.7x     5.2x
-------------------------------------------------------------------------------------------------------------------

TOP 50 HOLDINGS
--------------------------------------------------------------------------------

 RANK       RANK                                                       MARKET
 AS OF      AS OF                                                       VALUE               PERCENT OF
6/30/98    3/31/98       SECURITY NAME                                 ($000)               NET ASSETS
-----------------------------------------------------------------------------------------------------
  1           6          Travelers Group, Inc.                        $19,879                  1.5%
  2           4          First Union Corp.                             19,852                  1.5
  3           3          International Business Machines Corp.         19,033                  1.4
  4           5          EXEL Limited                                  17,119                  1.3
  5           7          Sprint Corp.                                  16,166                  1.2
  6          13          Monsanto Co.                                  15,801                  1.2
  7          18          Philip Morris Companies, Inc.                 14,722                  1.1
  8          25          American Home Products Corp.                  14,293                  1.1
  9           8          Federal Home Loan Mortgage Corp.              14,119                  1.1
 10         187          Federated Department Stores, Inc.             13,545                  1.0
 11           9          Citicorp                                      13,433                  1.0
 12         131          SLM Holding Corp.                             13,068                  1.0
 13          19          Nokia Corp. ADR                               13,061                  1.0
 14          11          Fleet Financial Group, Inc.                   12,475                  0.9
 15          55          CVS Corp.                                     12,450                  0.9
 16          12          AFLAC,Inc.                                    12,125                  0.9
 17          16          Anheuser Busch, Inc.                          11,924                  0.9
 18           1          SBC Communications, Inc.                      11,828                  0.9
 19          28          AMR Corp.                                     11,655                  0.9
 20          17          Morgan Stanley Dean Witter & Co.              11,422                  0.9
 21          10          WorldCom, Inc.                                11,397                  0.9
 22           2          Boeing Co.                                    11,306                  0.9
 23         New          U.S.A. Waste Services, Inc.                   10,902                  0.8
 24          78          AT&T Corp.                                    10,888                  0.8
 25          41          Conseco, Inc.                                 10,865                  0.8
 26          36          Starbucks Corp.                               10,778                  0.8
 27          15          HBO & Co.                                     10,558                  0.8
 28          20          Avon Products, Inc.                           10,463                  0.8
 29          34          Automatic Data Processing, Inc.                9,933                  0.7
 30          27          Progressive Corp.                              9,870                  0.7
 31          21          GTE Corp.                                      9,868                  0.7
 32          30          May Department Stores Co.                      9,825                  0.7
 33          29          Transamerica Corp.                             9,786                  0.7
 34         138          Tosco Corp.                                    9,685                  0.7
 35         New          Whirlpool Corp.                                9,653                  0.7
 36          23          General Electric Co.                           9,555                  0.7
 37          61          Cisco Systems, Inc.                            9,478                  0.7
 38         New          Fort James Corp.                               9,114                  0.7
 39          39          Paychex, Inc.                                  9,081                  0.7
 40          59          Staples, Inc.                                  8,984                  0.7
 41          40          Elan Corp. ADR                                 8,470                  0.6
 42          26          Starwood Hotels & Resorts                      8,431                  0.6
 43          91          Mobil Corp.                                    8,429                  0.6
 44         207          Kmart Corp.                                    8,376                  0.6
 45         183          Delta Air Lines, Inc.                          8,285                  0.6
 46         New          Ford Motor Co.                                 8,278                  0.6
 47          47          ELF Aquitaine ADR                              8,250                  0.6
 48          69          Sterling Software, Inc.                        8,228                  0.6
 49          24          Pfizer, Inc.                                   8,184                  0.6
 50          58          Houston Industries, Inc.                       8,074                  0.6

                                       MAJOR STOCK CHANGES IN THE SECOND QUARTER
--------------------------------------------------------------------------------
The following are the major ($4.0 million or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the second quarter of 1998, not including changes made in connection with the substitution of Boston Partners Asset Management, L.P. for Palley-Needelman Asset Management, Inc. as a Portfolio Manager effective May 11, 1998.

                                                                 SHARES
                                        -----------------------------------------------------------
                                                                                      HELD AS
SECURITY NAME                               ADDITIONS           REDUCTIONS           OF 6/30/98
---------------------------------------------------------------------------------------------------
Conseco, Inc.                                87,000                                  232,400
Delta Air Lines, Inc.                        40,500                                   64,100
Ford Motor Co.                              140,300                                  140,300
Minnesota Mining & Manufacturing Co.         50,000                                   50,000
PeopleSoft, Inc.                             86,200                                   86,200
Philip Morris Companies, Inc.               114,800                                  373,900
Union Pacific Corp.                         106,400                                  106,400

Eaton Corp.                                                       70,400                   0
Providian Financial Corp.                                        199,800                   0
SITEL Corp.                                                      519,700                   0
Tele Communications - TCI Ventures,
     Class A                                                     318,162                   0
Warner-Lambert Co. *                                              43,200              82,800


* Adjusted for stock split

MANAGER INTERVIEW
--------------------------------------------------------------------------------


[MARK E. DONOVAN PICTURE]                   MARK E. DONOVAN
                                            Boston Partners
                                            Asset Management, L.P.

Manager Interview: The Triad at Boston Partners
Is Value, Internal Research and Risk Aversion --
Enhanced by Employees Who Share the
Commitment of Ownership

Boston Partners Asset Management, L.P., is the newest of All-Star's five portfolio management firms, having been named to the All-Star team in May 1998. Boston Partners is+a value style manager investing in undervalued companies that have sound business fundamentals and positive business momentum. The firm searches for companies with+low price-to-earnings and price-to-book value ratios where a catalyst for positive change has been identified. We+recently had the opportunity to visit with Mark E. Donovan, CFA, who is a founder of the+firm and who serves today as Chairman of the Equity Strategy Committee. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as moderator for the interview.


LAMCO: Welcome. As this is your first manager interview for a Liberty All-Star Equity Fund quarterly report, perhaps the best place to start is with a description of the firm -- when it was founded, its size, historical highlights.

DONOVAN: Boston Partners was founded in April 1995. While the firm has only been in business a little more than three years, the staff is very experienced and, in fact, many of us have worked together at another firm. Since our founding we've expanded quite a bit. We now have 90 employees and our assets under management have grown to about $16.5 billion, the vast majority of which is in equities.

   The firm is employee-owned -- that was true on day one, it's true today and we expect it to be the case in the future. Having employees own and control the business is really key. It's something that, we think, puts us in an increasingly distinct position in the asset management business, where more and more firms are part of much larger financial conglomerates.

LAMCO: How does that ownership position translate into a benefit for Fund shareholders?

DONOVAN: I think what it really does is allow us to attract and retain the best possible investment talent. There's no greater incentive to stay with an organization for your career than to own a piece of the business. We have found that to be an extremely effective tool in recruiting new analysts and client+service professionals. If I had been asked while I was with+other firms during my career what one of my main worries was, certainly one of them would have been personnel turnover. In+Boston we have dozens of well-known investment firms and they're always searching for talented people. So, having employees with an equity position in the firm is just a tremendous way of retaining key personnel. As a result, I feel All-Star shareholders are getting great talent for the long term, which only serves to enhance the consistency that the Fund Manager, Liberty Asset Management Company, strives to achieve with the Fund.

LAMCO: Describe your investment philosophy, objectives, style and process in order for us to gain a better understanding of the firm.

DONOVAN: Boston Partners' overall equity investment philosophy emphasizes three factors: value, internal research and risk aversion. We execute this philosophy at the individual stock selection level by focusing on undervalued securities and+companies that have sound business fundamentals and positive business momentum. The strategy employs a bottom-up investment process to identify portfolio candidates. There's no economic forecasting or stock market forecasting that takes place within the construct of our decision making process.

   The decisions that we make are driven by internal fundamental research that is streamlined by the use of quantitative screening. I characterize quantitative screening as about 10 percent of the research process. It helps us to be much more efficient in identifying companies within the large cap universe that appear to offer attractive valuations and some quantifiable measure of business momentum.

   But, the quantitative research is really just the front end of the process. It helps us focus our attention on the qualitative factors, where we spend most of our time. I would characterize fundamental research as contributing about 90 percent of the research process.

[CALL OUT]

The views expressed in this interview represent the manager's views at the time of the discussion and are subject to change.

                                                               MANAGER INTERVIEW
--------------------------------------------------------------------------------
The fundamental research provides us with a detailed analysis of the business dynamics supporting a portfolio candidate's current value and the prospects for future growth.

   We're value managers -- it's the root of what we do. But beyond just looking for inexpensive stocks, we want to identify stocks where we can see some catalyst for future earnings improvement. That's what we believe will unlock a stock's value over a reasonable timeframe.

LAMCO: What would an example of a catalyst be?

DONOVAN: I would say the most easily quantifiable catalyst, something that we pay a lot of attention to, is the direction of earnings estimate revisions. We very much want to own stocks of companies where Wall Street analysts are raising earnings estimates as opposed to cutting them. First and foremost, a stock has to pass the value test, but beyond that we put this "momentum overlay" on the value analysis to help identify the most attractive purchase candidates.

   I think we do a very good job of identifying these improving situations very early in the process -- before Wall Street has jumped on the bandwagon. One of the key means of+doing that is highly intensive balance sheet analysis. Most people don't pay enough attention to a company's balance sheet, but what we have found over the years is that the balance sheet can often times offer you clues of a turn for the better or a turn for the worse in a company's near-term business prospects. We look for clues such as improvements in inventory turnover levels and shortening of+the accounts receivable days outstanding, and we also pay+a lot of attention to the direction of free cash flow being generated, or the net cash on the balance sheet.

LAMCO: Returning to your point about risk aversion, how do you go about implementing that philosophy?

DONOVAN: Basically, a well executed value strategy is inherently less risky for the investor. Presumably, one is buying stocks where there are underpinnings to value, whether it's assets, earnings, or book value. Therefore, we believe that every stock we buy has very good downside protection. That helps us more than anything to preserve capital. Secondly, I think a well executed sell discipline is also very important to maintaining a risk averse profile.

LAMCO: We were going to ask about your sell strategy anyhow, so why don't you tell us about it now?

DONOVAN: Recall that there are three characteristics that+we're looking for in a stock in order for us to purchase it. Once again, they are attractive valuation, sound business fundamentals and a near-term catalyst as evidence of improving business momentum. When any one of those three characteristics breaks down, we're going to sell the stock. This is very important for us because when any one of those characteristics is missing, you increase the risk profile of the portfolio by continuing to own it.

   We're quite ruthless in the sell decision. Often, we will sell a stock even if it's still selling well below fair value if we think the catalyst that we had identified at the time of purchase is either not playing out or some other factor has come into play.

LAMCO: So, there's no price target involved?

DONOVAN: We do set price targets for every stock we buy and they are continually reassessed while holding the stock. If a stock reaches the price target, that will trigger a sell decision.

LAMCO: You said that you start with a macro screen and from there on really carry on fundamental stock analysis. Who does this and how are decisions made?

DONOVAN: We have four full-time quantitative analysts who, among other things, create the quantitative screens and continually reassess the ones that we're using. Those screens are run every weekend and we review them in an investment meeting that takes place every Tuesday morning. That meeting includes all of the portfolio managers and all of the analysts. Collectively, we analyze these screens with two objectives in mind. The first is to monitor all of our existing securities to make sure they still exhibit the characteristics that we're looking for in an attractive stock. The second purpose is to identify interesting new ideas.

   In any given week, we find roughly 10 to 12 stocks that are not owned and that look potentially interesting as candidates for our client portfolios. We assign these stocks to our research analysts for a more in-depth review. The number one job of our fundamental analysts is to key in on the most important and relevant issues for a company and continually ask the three

[CALL OUTS]

"I would characterize fundamental research as contributing about 90 percent of the research process ... [it] provides us with a detailed analysis of the business dynamics supporting a portfolio candidate's current value and the prospects for future growth."


"Most people don't pay enough attention to a company's balance sheet, but ... the balance sheet can often times offer you clues of a turn for the better or a turn for the worse in a company's near-term business prospects."

MANAGER INTERVIEW
--------------------------------------------------------------------------------

fundamental questions about valuation, sound fundamentals and a near-term catalyst. The analysts then report to our Equity Strategy Committee with their written analysis and conclusions. This committee meets every Friday. I serve as chair of the committee and have five other portfolio managers working with me.

The Equity Strategy Committee then scrutinizes the work of the analysts. We ask what we think are the key questions and make sure we feel comfortable that all the key investment issues have been identified and analyzed. Then, we make the ultimate decision as to whether or not, in our judgment, the stock exhibits the three characteristics that we look for.

Bottom line: Before a stock finds its way into the Fund's portfolio, it has been subjected to very rigorous analysis.

LAMCO:If you had to single out one really differentiating or distinguishing characteristic about Boston Partners, what would it be?

DONOVAN: As we talked about earlier, I think our single biggest advantage is our broad-based employee ownership structure. Our ownership is spread among 39 partners, a group that includes all of the firm's senior investment professionals. One benefit of this ownership structure is stability -- it generates a commitment to the firm that is unlikely to be matched with any other form of employee participation. It creates an emotional, financial and legal commitment to the firm. Because the employee's own capital is at stake, the interests of the employees and the clients are aligned. The other benefit is the ability to attract and retain talented investment professionals. When we're on campus recruiting at the leading business schools, we're competing with the top firms in the business. Given our ownership structure, we have a strong competitive advantage compared with most firms.

LAMCO: Can you give us some examples of stocks that you've added to the Fund's portfolio and a rationale for each?

DONOVAN: Federated Department Stores is a name that we like a lot. It's among the largest department store chains in the country and, although it has been through some interesting times in the past, including a leveraged buyout, it is a standout today. In a market where it can be a challenge to find high quality companies at inexpensive valuations, Federated comes through in spades.

   The stock currently trades at about 2.2 times book value, about 18 times this year's estimated earnings and about 16 times next year's earnings. The 18 and 16 multiples would compare with average multiples in the stock market today of about 21 times this year's and 19-1/2 times next year's earnings. The price-to-book at 2.2 times is well below the market average, which we show as being well north of 4 times right now. The company has made tremendous progress at reducing its debt levels, which did get rather high a few years ago, peaking in 1996 at about $6.4 billion. Federated is an excellent cash flow generator, and as a result that debt level is down to about $4.3+billion. We expect that deleveraging will continue in the future given the very attractive cash flow characteristics of the business. Right now we have a very positive retail environment, and with Federated you have strong franchises, such as Macy's, Bloomingdale's and Rich's. We think the combination of these factors will drive earnings growth for the foreseeable future.

LAMCO: How about another stock that you purchased for the Fund's portfolio?

DONOVAN: USA Waste is currently the number three player in the solid waste management industry. However, within a few weeks the company will finalize an acquisition of Waste Management. Once that deal is closed, USA Waste will be the largest player in the industry. This is a company that has an extraordinary growth record over the last several years, growing rapidly largely through acquisition of smaller solid waste companies. It's also in an industry that is consolidating and rewarding the surviving companies.

   One of the things we look for in a company that has grown by acquisition is how well they have done in terms of integrating the acquisitions. That can often be a real challenge, but on that score USA Waste has an outstanding track record. They are the low cost hauler of waste in the country and in a business like this, which is essentially a commodity business, having that cost advantage is a very important advantage. We especially like the USA Waste acquisition of Waste Management because USA Waste has outstanding management talent and they'll now be overseeing the excellent properties that Waste Management has.

   We think the company will earn a little north of $3 a share next year after the companies combine. At its current price of

[CALL OUT]

" ... our single biggest advantage is our broad-based employee ownership structure. Our ownership is spread among 39 partners, a group that includes all of the firm's senior investment professionals."

                                                             MANAGER INTERVIEW
--------------------------------------------------------------------------------

$49, USA Waste is a powerhouse that's selling at just 16 times earnings. The management of USA Waste has indicated publicly that they think that they can pull $800 million of cost out of+the combined companies. We think they're being conservative and, in fact, they're beginning to acknowledge that. So, we think that estimates for USA Waste, which have been trending up, will continue to rise as the company realizes synergies and savings from the acquisition.

   Another name that I would like to highlight is Delta Air Lines. We have always been a little wary of the airline business. For years whenever the industry had reasonably high returns, it drew in an enormous amount of competition in the form of start-up airlines that would cut fares and destroy returns in the business. That situation, while it hasn't entirely gone away, is certainly alleviated. And, unlike most of the last decade-plus, there's no major carrier in Chapter 11 bankruptcy protection right now. The airline industry also has more rational pricing and there are some very real capacity constraints at airports. You can't fly many more planes than we have now because airports just don't have enough gates. That has created somewhat of a natural barrier to entry in an industry that traditionally has had virtually no barriers. Finally, we have a very healthy economy in which the industry is enjoying very high volumes of business and leisure travel. Clearly, that is a cyclical element and we don't delude ourselves into thinking it can continue forever. We watch it very carefully, but for now the business trend for the whole industry remains very strong.

   A few years ago Delta was the darling of the industry. Then, it fell out of favor and got lost within the pack. Today, we think they're turning things around. There are a lot of talented new people in senior management who have done an excellent job of reestablishing Delta's competitive position. The stock right now trades at about 2.7 times book value, about 101/2 times this year's earnings estimates and about 10 times next year's. So it's very inexpensive. And, those estimates have been rising pretty steadily for the last several months. Delta is also in a position where it's generating excess cash. This is a company that, unlike some of the other carriers, has never been an active repurchaser of its own shares. We think there's a good probability that sometime this year Delta may announce a major share repurchase program, which will further enhance the near-term earnings story for the company.

LAMCO: Your bottom-up orientation notwithstanding, could we close with your thoughts on the stock market?

DONOVAN: We've had a near-perfect set of conditions for equity investors for the last several years. We've had very healthy profit growth for corporate America. We've obviously had a very sound economic backdrop here in the U.S. and in+many key markets around the world. We've had low inflation and tremendous money flows into the equity markets. The equity markets have truly benefited from ideal economic conditions.

   All that having been said, if you're looking for clouds on the horizon, there are definitely a few out there. The one we are most focused on as value managers is the overall valuation level of the market. The average stock in the S&P 500 now trades at well over 20 times earnings. That's expensive by any historical measure. The bulls will tell you that you have to factor in low inflation and interest rates, etcetera, etcetera, but at current multiples the market is saying that this ideal set of conditions will continue for several more years. I think you always have to be leary of such implicit optimism.

   The second potential cloud on the horizon is the Asian situation. It's almost a cliche to focus on Asia now, but it is a very real problem. Only now is it starting to hit our shores in terms of its effect on profitability. Across a number of industries, from steel to semiconductors, there are very real effects showing up in companies' operating statistics.

   At Boston Partners right now, we're focusing on the earnings picture for U.S. companies. It looks like second quarter earnings are+going to come in in the neighborhood of 2-3 percent above last year. Just two or three months ago, consensus thinking was that we'd have 6 to 8 percent growth in corporate profits in the second quarter. So, expectations have come down a lot. However, many analysts have not yet adjusted second half numbers, and I think there may be many more earnings disappointments to come.

   How do we at Boston Partners deal with that? First off, I sleep a lot better at night, and I hope our clients do, too, because of the overall valuation characteristics of the Fund's portfolio. As we speak, the portion of the portfolio that we manage carries a price-earnings multiple of 17 times estimated earnings for 1998. That compares with over 21 times for the S&P 500. I also have a higher confidence level in the earnings estimates for the companies we own in the portfolio than I do for the average stock in the marketplace. Although I am comfortable with the position of our portfolio, it is always wise for investors to focus on the long-term benefits of investing in U.S. equity markets, rather than on day-to-day price movements.

[CALL OUT]
"...I have a higher confidence level in the earnings estimates for the companies we own in the portfolio than I do for the average stock in the marketplace."

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS (98.9%)                   SHARES                  MARKET VALUE
AEROSPACE & DEFENSE (1.7%)
Boeing Co.                              253,700                 $11,305,506
Litton Industries (a)                    66,500                   3,927,656
Lockheed Martin Corp.                    64,200                   6,797,175
                                                                -----------
                                                                 22,030,337
                                                                -----------
AUTO, TIRES & ACCESSORIES (1.5%)
Chrysler Corp.                          136,300                   7,683,912
Ford Motor Co.                          140,300                   8,277,700
Lear Corp. (a)                           70,700                   3,627,794
                                                                -----------
                                                                 19,589,406
                                                                -----------
BANKS (5.2%)
ABN AMRO Holding NV ADR                 150,968                   3,538,312
Ahmanson H. F. & Co.                     90,000                   6,384,375
Astoria Financial Corp.                  21,100                   1,128,850
Citicorp                                 90,000                  13,432,500
First Union Corp.                       340,800                  19,851,600
Fleet Financial Group, Inc.             149,400                  12,474,900
Nations Bank Corp.                       23,300                   1,782,450
Norwest Corp.                            26,900                   1,005,387
Washington Mutual, Inc.                  56,100                   2,436,844
Wells Fargo & Co.                        20,700                   7,638,300
                                                                -----------
                                                                 69,673,518
                                                                -----------
BUSINESS SERVICES (2.0%)
America Online, Inc. (a)                 71,600                   7,589,600
Catalina Marketing Corp. (a)             72,600                   3,770,662
Cintas Corp.                            147,900                   7,542,900
Robert Half International, Inc. (a)     141,500                   7,906,312
                                                                -----------
                                                                 26,809,474
                                                                -----------
CHEMICALS (2.7%)
Albemarle Corp.                          57,600                   1,270,800
Dow Chemical Co.                         12,400                   1,198,925
E.I. du Pont de Nemours & Co.            35,100                   2,619,337
Monsanto Co.                            282,800                  15,801,450
Praxair, Inc.                           125,200                   5,860,925
Rohm & Haas Co.                          11,500                   1,195,281
Sherwin-Williams Co.                    168,200                   5,571,625
Union Carbide Corp.                      52,200                   2,786,175
                                                                -----------
                                                                 36,304,518
                                                                -----------
COMMUNICATIONS EQUIPMENT (2.6%)
Black Box Corp. (a)                      99,200                   3,292,200
Cisco Systems, Inc. (a)                 102,950                   9,477,834
CommScope, Inc. (a)                      56,033                     907,034
Lucent Technologies, Inc.                93,400                   7,769,712
Nokia Corp. ADR                         180,000                  13,061,250
                                                                -----------
                                                                 34,508,030
                                                                -----------
COMPUTER & BUSINESS EQUIPMENT (4.0%)
Bay Networks, Inc. (a)                   84,700                 $ 2,731,575
Compaq Computer Corp.                   230,900                   6,551,787
EMC Corp. (a)                           117,500                   5,265,469
Ingram Micro, Inc., Class A (a)         126,900                   5,615,325
International Business
   Machines Corp.                       165,775                  19,033,042
Saville Systems Ireland
   PLC ADR (a)                           94,300                   4,726,787
Sun Microsystems, Inc. (a)              103,000                   4,474,062
Tech Data Corp. (a)                     115,300                   4,950,694
                                                                -----------
                                                                 53,348,741
                                                                -----------
COMPUTER SERVICES &SOFTWARE (6.8%)
Acxiom Corp. (a)                        216,300                   5,393,981
Autodesk, Inc.                           67,400                   2,603,325
Automatic Data Processing, Inc.         136,300                   9,932,862
CBT Group PLC ADR (a)                    31,600                   1,690,600
Computer Associates
   International, Inc.                   41,300                   2,294,731
Concord EFS, Inc. (a)                   178,050                   4,651,556
Electronic Arts, Inc. (a)                61,800                   3,337,200
Fiserv, Inc. (a)                        161,400                   6,854,464
HBO & Co.                               299,000                  10,558,437
HNC Software (a)                         84,600                   3,458,025
J. D. Edwards & Co. (a)                 109,700                   4,710,244
Microsoft Corp. (a)                      71,600                   7,759,650
Oracle Corp. (a)                        100,450                   2,467,303
PeopleSoft, Inc. (a)                     86,200                   4,051,400
Policy Management Systems (a)           104,000                   4,082,000
Sterling Commerce, Inc. (a)              91,000                   4,413,500
Sterling Software, Inc. (a)             278,900                   8,227,550
Wang Laboratories, Inc. (a)             159,000                   4,044,563
                                                                -----------
                                                                 90,531,391
                                                                -----------
CONSUMER PRODUCTS (4.4%)
Hasbro, Inc.                             65,800                   2,582,650
Liz Claiborne, Inc.                     128,900                   6,743,081
Philip Morris Companies, Inc.           373,900                  14,722,312
Polo Ralph Lauren Corp. (a)             103,000                   2,884,000
Procter & Gamble Co.                     59,400                   5,409,112
Ralston Purina Co.                       46,700                   5,455,144
Unilever NV ADR                          43,800                   3,457,463
Warnaco Group, Class A                  180,600                   7,664,213
Whirlpool Corp.                         140,400                   9,652,500
                                                                -----------
                                                                 58,570,475
                                                                -----------
COSMETICS & TOILETRIES (1.0%)
Avon Products, Inc.                     135,000                  10,462,500
Gillette Co.                             46,000                   2,607,625
                                                                -----------
                                                                 13,070,125
                                                                -----------

12   See Notes to Schedule of Investments.


                         SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONT.)                   SHARES                  MARKET VALUE

DIVERSIFIED (3.2%)
Allied Signal, Inc.                      83,900                 $ 3,723,062
Cooper Industries, Inc.                  54,800                   3,010,575
General Electric Co.                    105,000                   9,555,000
Loews Corp.                              67,700                   5,898,362
Minnesota Mining &
   Manufacturing Co.                     50,000                   4,109,375
The Seagram Co., Ltd.                   102,600                   4,200,187
Tyco International Ltd.                 115,584                   7,281,792
US Industries, Inc.                     192,200                   4,756,950
                                                                -----------
                                                                 42,535,303
                                                                -----------
DRUGS & HEALTH CARE (9.9%)
Alza Corp. (a)                           84,100                   3,637,325
American Home Products Corp.            276,200                  14,293,350
Bristol-Myers Squibb Co.                 46,400                   5,333,100
Columbia/HCA Healthcare Corp.           149,100                   4,342,537
Crescendo Pharmaceuticals
   Corp. (a)                              4,150                      52,653
DENTSPLY International, Inc.            105,700                   2,635,894
Dura Pharmaceuticals, Inc. (a)          125,200                   2,801,350
Elan Corp. ADR (a)                       13,700                   8,469,956
Eli Lilly & Co.                         113,000                   7,472,125
Genzyme Corp. (a)                       145,900                   3,729,569
HEALTHSOUTH Corp. (a)                    18,200                   4,953,562
Henry Shein, Inc. (a)                   107,500                   4,958,437
Humana, Inc. (a)                        212,000                   6,611,750
Merck & Co., Inc.                        32,500                   4,346,875
Omnicare, Inc.                          115,500                   4,403,437
Pfizer, Inc.                             75,300                   8,184,169
Quorum Health Group, Inc. (a)           129,800                   3,439,700
R. P. Scherer Corp. (a)                  54,600                   4,838,925
SmithKline Beecham PLC ADR              132,600                   8,022,300
Steris Corp.(a)                         122,000                   7,758,444
Sybron International Corp. (a)          113,700                   2,870,925
Tenet Healthcare Corp. (a)              222,300                   6,946,875
United Healthcare Corp.                  86,700                   5,505,450
Warner-Lambert Co.                       82,800                   5,744,250
                                                                -----------
                                                                131,352,958
                                                                -----------
ELECTRIC & GAS UTILITIES (2.0%)
Central & South West Corp.               93,000                   2,499,375
Columbia Energy Group                    23,400                   1,301,625
Dominion Resources, Inc.                 59,800                   2,440,587
Florida Progress Corp.                   93,000                   3,824,625
Houston Industries, Inc.                261,500                   8,073,812
MarketSpan Corp.                        118,008                   3,532,865
P G & E Corp.                           121,000                   3,819,062
Texas Utilities Co.                      28,900                   1,202,963
                                                                -----------
                                                                 26,694,914
                                                                -----------
ELECTRONICS & ELECTRICAL EQUIPMENT (3.4%)
Arrow Electronics, Inc. (a)             270,000                 $ 5,872,500
Berg Electronics Corp. (a)              147,900                   2,893,294
General Semiconductor, Inc. (a)          16,500                     162,938
Intel Corp.                             100,000                   7,412,500
International Game Technology           152,700                   3,702,975
Linear Technology Corp.                  89,500                   5,397,969
Molex, Inc.                             150,275                   3,756,875
Motorola, Inc.                           55,900                   2,938,244
Perkin-Elmer Corp.                       41,500                   2,580,781
Sensormatic Electronics Corp.           153,400                   2,147,600
Sony Corp.                               93,500                   8,046,844
                                                                -----------
                                                                 44,912,520
                                                                -----------
FINANCIAL SERVICES (6.4%)
Associates First Capital Corp.           33,800                   2,598,375
Capital One Financial Corp.               7,200                     894,150
Countrywide Credit Industries, Inc      150,000                   7,612,500
Federal Home Loan Mortgage Corp         300,000                  14,118,750
Federal National Mortgage Co.            98,800                   6,002,100
Morgan Stanley Dean Witter & Co.        125,000                  11,421,875
Paychex, Inc.                           223,200                   9,081,450
SLM Holding Corp.                       266,700                  13,068,300
Travelers Group, Inc.                   327,900                  19,878,937
                                                                -----------
                                                                 84,676,437
                                                                -----------

FOOD, BEVERAGE & RESTAURANTS (4.7%)
Agribrands International, Inc. (a)        4,670                     141,267
Anheuser Busch, Inc.                    252,700                  11,924,281
Campbell Soup Co.                       137,400                   7,299,375
Diageo PLC ADR                          110,000                   5,300,625
Dole Food Co.                           150,000                   7,453,125
Dreyers Grand Ice Cream                 272,500                   5,484,063
General Mills, Inc.                      49,200                   3,364,050
International Home Foods, Inc. (a)      150,300                   3,419,325
PepsiCo, Inc.                            86,300                   3,554,481
Starbucks Corp. (a)                     201,700                  10,778,344
Whole Foods Market, Inc. (a)             66,700                   4,035,350
                                                                -----------
                                                                 62,754,286
                                                                -----------
HOTELS & ENTERTAINMENT / LEISURE (0.7%)
Marriott International, Inc.,
   Class A                              160,900                   5,209,137
Time Warner, Inc.                        45,500                   3,887,406
                                                                -----------
                                                                  9,096,543
                                                                -----------
INDUSTRIAL EQUIPMENT (2.3%)
Caterpillar, Inc.                       130,000                   6,873,750
Deere & Co.                             136,800                   7,147,800
Dover Corp.                             100,000                   3,425,000
Fastenal Co. (a)                        130,100                   6,049,650
MSC Industrial Direct Co., Inc. (a)     263,400                   7,506,900
                                                                -----------
                                                                 31,003,100
                                                                -----------

                                  See Notes to Schedule of Investments.  13


SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
COMMON STOCKS (CONT.)                   SHARES                  MARKET VALUE

INSURANCE (7.2%)
ACE Limited                             189,100                 $ 7,374,900
AFLAC, Inc.                             400,000                  12,125,000
Allmerica Financial Corp.               100,500                   6,532,500
Ambac Financial Group, Inc.              44,100                   2,579,850
American International Group, Inc.        9,800                   1,430,800
CIGNA Corp.                             104,700                   7,224,300
Conseco, Inc.                           232,400                  10,864,700
EXEL Limited                            220,000                  17,118,750
Hartford Financial Services
   Group, Inc.                           54,800                   6,267,750
Marsh & McLennan Companies, Inc.         62,100                   3,753,169
Progressive Corp.                        70,000                   9,870,000
Transamerica Corp.                       85,000                   9,785,625
                                                                -----------
                                                                 94,927,344
                                                                -----------
METALS & MINING (1.5%)
Allegheny Teledyne, Inc.                166,000                   3,797,250
Aluminum Company of America              99,600                   6,567,375
British Steel PLC ADR                   290,000                   6,597,500
Freeport-McMoRan Copper &
   Gold, Inc., Class A                  185,000                   2,809,687
                                                                -----------
                                                                 19,771,812
                                                                -----------
OIL & GAS (4.6%)
Atlantic Richfield Co.                   64,400                   5,031,250
Baker Hughes, Inc.                      185,700                   6,418,256
Burlington Resources, Inc.               89,300                   3,845,481
Cooper Cameron Corp. (a)                 36,500                   1,888,875
ELF Aquitaine ADR                       116,200                   8,250,200
Exxon Corp.                              75,300                   5,369,831
Mobil Corp.                             110,000                   8,428,750
Phillips Petroleum Co.                   52,600                   2,534,662
Schlumberger Ltd.                        24,100                   1,646,331
Texaco, Inc.                             61,000                   3,640,937
Tosco Corp.                             329,700                   9,684,937
USX-Marathon Group                      120,000                   4,117,500
                                                                -----------
                                                                 60,857,010
                                                                -----------
PAPER (1.7%)
Champion International Corp.            120,000                   5,902,500
Fort James Corp.                        204,800                   9,113,600
Georgia Pacific Corp.                    11,400                     671,887
MacMillan Bloedel Ltd.                  292,700                   3,109,938
Temple-Inland, Inc.                      74,400                   4,008,300
                                                                -----------
                                                                 22,806,225
                                                                -----------
POLLUTION CONTROL (1.2%)
U.S.A. Waste Services, Inc. (a)         220,800                  10,902,000
Waste Management, Inc.                  155,800                   5,453,000
                                                                -----------
                                                                 16,355,000
                                                                -----------
PUBLISHING (0.4%)
R.R. Donnelley & Sons Co.               120,000                   5,490,000
                                                                -----------
REAL ESTATE INVESTMENT TRUSTS (1.6%)
Crescent Real Estate Equities Co.       112,900                 $ 3,796,262
Equity Office Properties Trust           75,377                   2,138,822
Patriot American Hospitality, Inc.      154,300                   3,693,556
Starwood Hotels & Resorts               174,500                   8,430,531
Vornado Realty Trust                     95,800                   3,802,062
                                                                -----------
                                                                 21,861,233
                                                                -----------
RETAIL TRADE (8.3%)
AnnTaylor Stores Corp. (a)              163,700                   3,468,394
CDW Computer Centers, Inc. (a)           74,800                   3,740,000
Circuit City Stores, Inc.               105,100                   4,926,562
CVS Corp.                               319,750                  12,450,266
Dollar General Corp.                    126,250                   4,994,766
Family Dollar Stores, Inc.              250,500                   4,618,594
Federated Department
   Stores, Inc. (a)                     251,700                  13,544,606
Fred Meyer, Inc. (a)                    144,090                   6,123,825
Harcourt General, Inc.                   76,900                   4,575,550
Home Depot, Inc.                         75,750                   6,291,984
Kmart Corp.                             435,100                   8,375,675
Kohl's Corp. (a)                        143,100                   7,423,312
May Department Stores Co.               150,000                   9,825,000
Safeway, Inc. (a)                        86,300                   3,511,331
Staples, Inc. (a)                       310,450                   8,983,647
Walgreen Co.                            147,000                   6,072,937
Wal-Mart Stores, Inc.                    24,000                   1,458,000
                                                                -----------
                                                                110,384,449
                                                                -----------
TELECOMMUNICATIONS (5.9%)
AT&T Corp.                              190,600                  10,888,025
Bell Atlantic Corp.                     155,200                   7,081,000
GTE Corp.                               177,400                   9,867,878
MCI Communications Corp.                127,300                   7,399,312
MediaOne Group, Inc.                     71,900                   3,159,106
SBC Communications, Inc.                295,700                  11,828,000
Sprint Corp.                            229,300                  16,165,650
US West Media Group (a)                   1,964                      92,289
WorldCom, Inc. (a)                      235,300                  11,397,344
                                                                -----------
                                                                 77,878,604
                                                                -----------
TRANSPORTATION (2.0%)
AMR Corp. (a)                           140,000                  11,655,000
CSX Corp.                                33,400                   1,519,700
Delta Air Lines, Inc.                    64,100                   8,284,925
Union Pacific Corp.                     106,400                   4,694,900
                                                                -----------
                                                                 26,154,525
                                                                -----------
TOTAL COMMON STOCKS
(Cost $952,901,775)                                           1,313,948,278
                                                              -------------



14  See Notes to Schedule of Investments.

                         SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

PREFERRED STOCK (0.3%)                                 SHARES      MARKET VALUE
ELECTRIC UTILITIES (0.3%)
Houston Industries 7% Convertible                       51,200     $  3,814,400
                                                                   ------------
(Cost $2,877,586)


SHORT-TERM INVESTMENTS (1.8%)             INTEREST     MATURITY        PAR
                                            RATE         DATE         VALUE
COMMERCIAL PAPER (0.3%)                   -------      --------       -----
Merrill Lynch                               5.54%     07/02/98   $1,500,000    1,499,769
Merrill Lynch                               5.55      07/07/98    2,000,000    1,998,123
                                                                               ---------
TOTAL COMMERCIAL PAPER (COST $3,497,892)                                       3,497,892
                                                                               ---------

REPURCHASE AGREEMENT (1.5%)
ABN AMRO Chicago Corp., Repurchase Agreement dated
6/30/98, 6.10% to be repurchased at $20,061,399 on
7/1/98, collateralized by U.S. Treasury Notes and
Treasury Bill with various maturities to 2027, with
a current market value of $20,492,483.                        20,058,000       20,058,000
                                                                           --------------
TOTAL SHORT-TERM INVESTMENTS (COST $23,555,892)                                23,555,892
                                                                           --------------
TOTAL INVESTMENTS (101.0%) (COST $979,335,253) (b)                          1,341,318,570
                                                                            -------------
OTHER ASSETS AND LIABILITIES, NET (-1.0%)                                     (13,433,857)
                                                                           --------------
NET ASSETS (100.0%)                                                        $1,327,884,713
                                                                           --------------
NET ASSET VALUE PER SHARE (92,108,903 SHARES OUTSTANDING)                          $14.42
                                                                           --------------

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  Non-income producing security.
(b) The cost of investments for federal income tax purposes is $981,216,190. Gross unrealized appreciation and depreciation of investments at June 30, 1998, is as follows:

         Gross unrealized appreciation                   $389,579,938
         Gross unrealized depreciation                    (29,477,558)
                                                         ------------
                Net unrealized appreciation              $360,102,380
                                                         ------------

 Acronym                                    Name
 -------                      ---------------------------
   ADR                        American Depository Receipt



                                        See Notes to Financial Statements.    15

             STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments at market value (identified cost $979,335,253)                $  1,341,318,570
  Receivable for investments sold                                                 10,169,778
  Dividends and interest receivable                                                1,222,679
  Other assets                                                                        50,981
                                                                             ---------------
         TOTAL ASSETS                                                          1,352,762,008
                                                                             ---------------

LIABILITIES:
  Payable for investments purchased                                                8,037,719
  Distributions payable to shareholders                                           14,795,153
  Payable due to custodian bank                                                      875,081
  Management fees payable                                                            764,723
  Administrative and bookkeeping fees payable                                        213,272
  Accrued other expenses                                                             191,347
                                                                             ---------------
         TOTAL LIABILITIES                                                        24,877,295
                                                                             ---------------
NET ASSETS                                                                  $  1,327,884,713
                                                                             ==============

NET ASSETS REPRESENTED BY:
  Paid-in capital (unlimited number of shares
   of beneficial interest without par value
   authorized, 92,108,903 shares outstanding)                               $    871,350,601

  Undistributed net investment income                                              2,452,367

  Accumulated net realized gains on investments
    less distributions                                                            92,098,428

  Net unrealized appreciation on investments                                     361,983,317
                                                                             ---------------
TOTAL NET ASSETS APPLICABLE
TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST
($14.42 PER SHARE)                                                          $  1,327,884,713
                                                                            ================


16  See Notes to Financial Statements.

      STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                               $    8,034,113
  Interest                                                                                       619,823
                                                                                          --------------
       TOTAL INVESTMENT INCOME (NET OF
       NONREBATABLE FOREIGN TAXES WITHHELD
       AT SOURCE WHICH AMOUNTED TO $64,190)                                                    8,653,936

EXPENSES:
  Management fees                                                $     4,470,971
  Administrative fee                                                   1,117,609
  Bookkeeping fee                                                        130,729
  Custodian and transfer agent fees                                      135,554
  Proxy and shareholder communication expense                            111,460
  Printing expense                                                        87,419
  Legal and audit fees                                                    48,506
  Insurance expense                                                       11,295
  Trustees' fees and expense                                              23,685
  Miscellaneous expense                                                   64,341
                                                                 ---------------
       TOTAL EXPENSES                                                                          6,201,569
                                                                                          --------------
NET INVESTMENT INCOME                                                                          2,452,367

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gain on investment transactions:
  Proceeds from sales                                                603,190,673
  Cost of investments sold                                           492,516,911
                                                                 ---------------
       Net realized gains on investment transactions                                         110,673,762

Net unrealized appreciation on investments:
  Beginning of period                                                307,707,988
  End of period                                                      361,983,317
                                                                 ---------------
       Change in unrealized appreciation-- net                                                54,275,329
                                                                                          --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $  167,401,458
                                                                                          ==============



                                        See Notes to Financial Statements.    17

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          SIX MONTHS ENDED
                                                            JUNE 30, 1998          YEAR ENDED
                                                             (UNAUDITED)        DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                    $    2,452,367        $    4,205,838
  Net realized gain on investments
    after provision for federal income tax                    110,673,762           203,853,412
  Change in unrealized appreciation -- net                     54,275,329            16,879,396
                                                           --------------        --------------
  Net increase in net assets resulting from operations        167,401,458           224,938,646
                                                           --------------        --------------
DISTRIBUTIONS DECLARED FROM:
  Net investment income                                         --                   (4,205,838)
  Net realized gains on investment transactions               (63,765,892)         (107,028,243)
                                                           --------------        --------------
  Total distributions                                         (63,765,892)         (111,234,081)
                                                           --------------        --------------
CAPITAL TRANSACTIONS:
  Increase in net assets from capital share transactions       73,910,464            48,707,853
                                                           --------------        --------------
  Total increase in net assets                                177,546,030           162,412,418

NET ASSETS:
  Beginning of period                                       1,150,338,683           987,926,265
                                                           --------------        --------------
  End of period (including undistributed net investment
    income of $2,452,367 and $0, respectively)             $1,327,884,713        $1,150,338,683
                                                           ==============        ==============


18   See Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                            SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                              JUNE 30, 1998   --------------------------------------------------------------
                                               (UNAUDITED)      1997         1996         1995         1994         1993
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period          $ 13.32       $ 11.95      $ 11.03      $  9.26      $ 10.40      $ 10.78
                                                --------      --------     --------     --------     --------     --------
Income from Investment Operations:
   Net investment income                           0.03          0.05         0.08         0.10         0.11         0.12
   Net realized and unrealized
      gains (losses) on investments                1.89          3.01 (a)     2.15 (a)     2.71        (0.20)        0.78 (a)
  Provision for federal income tax                   --         (0.36)       (0.13)          --        --           (0.18)
                                                --------      --------     --------     --------     --------     --------
Total from Investment Operations                   1.92          2.70         2.10         2.81        (0.09)        0.72
                                                --------      --------     --------     --------     --------     --------
Less Distributions:
  Dividends from net investment income               --         (0.05)       (0.08)       (0.10)       (0.12)       (0.12)
  Distributions from realized                     (0.72)        (1.28)       (1.10)       (0.94)       (0.52)       (0.58)
    capital gains
  Returns of capital                                 --            --           --           --        (0.36)       (0.37)
                                                --------      --------     --------     --------     --------     --------
Total Distributions                               (0.72)        (1.33)       (1.18)       (1.04)       (1.00)       (1.07)
                                                --------      --------     --------     --------     --------     --------
Change due to rights offering (b)                 (0.10)           --           --           --        (0.05)       (0.03)
                                                --------      --------     --------     --------     --------     --------
Net asset value at end of period                $ 14.42       $ 13.32      $ 11.95      $ 11.03      $  9.26      $ 10.40
                                                ========      ========     ========     ========     ========     ========
Per share market value
      at end of period                          $ 13.750      $ 13.313     $ 11.250     $ 10.875     $  8.500     $ 11.125
                                                ========      ========     ========     ========     ========     ========

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)
Based on net asset value                           14.9% (d)     26.6%        21.7%        31.8%        (0.8%)        8.8%
Based on market price                               9.1% (d)     34.4%        16.2%        41.4%       (14.9%)       12.7%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)          $ 1,328       $ 1,150      $   988      $   872      $   710      $   725
Ratio of expenses to average net assets            1.00% (e)     1.01%        1.03%        1.06%        1.07%        1.08%
Ratio of net investment income
      to average net assets                        0.39% (e)     0.38%        0.73%        0.92%        1.16%        1.08%
Portfolio turnover rate                              39% (d)       99%          70%          54%          44%           72%


(a) Before provision for federal income tax.
(b) Effect of All-Star's rights offering for shares at a price below net asset value.
(c) Calculated assuming all distributions reinvested at the actual reinvestment price and all primary rights exercised.
(d) Not annualized.
(e) Annualized.


                                           See Notes to Financial Statements. 19

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES-Liberty All-Star Equity Fund (All-Star or the Fund), organized as a Massachusetts business trust on August 20, 1986, is a closed-end, diversified management investment company. All-Star's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. All-Star is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

    The following is a summary of significant accounting policies followed by All-Star in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

VALUATION OF INVESTMENTS- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short- term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX-All-Star qualifies as a "regulated investment company." As a result, a Federal income tax provision is not required for amounts distributed to shareholders. During the year ended December 31, 1997, the Fund elected to retain a portion of its net realized long-term capital gains amounting to $87,643,452 and recorded a provision for federal income taxes thereon of $30,675,208.

OTHER-Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES-Under All-Star's Management and Portfolio Management Agreements, All-Star pays the Manager a management fee for its investment management services at an annual rate of 0.80% of All-Star's average weekly net asset value. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net asset value of the portion of the investment portfolio managed by it. All-Star also pays the Manager an administrative fee for its administrative services at an annual rate of 0.20% of All-Star's average weekly net asset value. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $400 million and the aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of All-Star's average weekly net assets in excess of $400 million. Effective August 1, 1997, the annual fund management and administrative fees were further reduced to 0.648% and 0.162%, respectively, on average weekly net assets in excess of $800 million to $1.2 billion and 0.584% and 0.146%, respectively, on average weekly net assets in excess of $1.2 billion. The aggregate annual fees payable by the Manager to the Portfolio Managers are also reduced to 0.324% of the Fund's average weekly net assets in excess of $800 million to $1.2 billion and 0.292% of the Fund's average net assets in excess of $1.2 billion. Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing services for $36,000 per year plus 0.0233% of All-Star's average weekly net assets over $50 million, 0.0167% in excess of $500 million, and 0.015% in excess of $1 billion.

NOTE 3. CAPITAL TRANSACTIONS-In a rights offering commencing March 23, 1998, shareholders exercised rights to purchase 4,318,134 shares at $12.83 per share for proceeds, net of expenses, of $55,166,659. During the six months ended June 30, 1998, and the year ended December 31, 1997, distributions in the amount of $18,743,805 and $48,707,853, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 1,427,100 and 3,656,443 shares, respectively.

NOTE 4. SECURITIES TRANSACTIONS-Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the six months ended June 30, 1998 were $480,912,403 and $498,434,402 respectively.

    The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS-All-Star currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

    Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

 THREE LIBERTY ALL-STAR FUNDS / DISTRIBUTION POLICY / DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

THE THREE LIBERTY ALL-STAR FUNDS

   A companion fund to Liberty All-Star Equity Fund is also listed on the New York Stock Exchange, Liberty All-Star Growth Fund, Inc. In addition, a variable annuity version of Liberty All-Star Equity Fund is available as part of the Keyport Advisor variable annuity from Keyport Life Insurance Company, one of the Liberty Financial Companies as is Liberty Asset Management Company. Variable annuities, among other features, offer a way to accumulate retirement funds on a tax-deferred basis and to distribute those funds efficiently after retirement.


                                                      NYSE                                NET ASSETS
                                   FUND              TICKER                FUND           AT 7/31/98
NAME                               TYPE              SYMBOL             OBJECTIVE         (millions)
======================================================================================================
Liberty All-Star                Closed-End             USA            Growth & Income        $1,300
Equity Fund

Liberty All-Star                Closed-End             ASG                 Growth               196
Growth Fund, Inc.

Liberty All-Star Equity            Open-End,            --            Growth & Income            34
Fund, Variable Series         Variable Annuity
======================================================================================================

   Additional information on all three funds is available from your broker. You may also contact Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) for either of the closed-end funds. For the variable annuity fund, you may call Keyport at 1-800-367-3653.



DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

DIVIDEND REINVESTMENT PLAN

Through the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund's shareholders have the opportunity to have their dividends and distributions automatically reinvested in additional shares of the Fund. Participating shareholders have been rewarded as a result of the consistent reinvestment of distributions. Each share of the Fund owned by shareholders who have participated in the Dividend Reinvestment Program since the Fund began operations in 1986 would have grown to 3.557 shares as of June 30, 1998, with a total net asset value of $51.29. Shareholders are kept apprised of the status of their account through quarterly statements.

For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern time.

1998 ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------


1998 ANNUAL MEETING OF SHAREHOLDERS

Liberty All-Star Equity Fund's 1998 Annual Meeting of Shareholders was held on April 22, 1998. At the meeting, Mr. Richard W. Lowry was reelected as Trustee of the class whose term expires with the Annual Meeting in 2001, and Messrs. William E. Mayer and John J. Neuhauser were elected for the first time as Trustees of the class whose term expires with the Annual Meeting in 2000 and 2001, respectively. Messrs. Robert J. Birnbaum and James E. Grinnell continue in office as Trustees. By vote of the Board of Trustees on June 18, 1998, Mr. John
V. Carberry was elected Chairman of the Board of Trustees effective June 30, 1998, to fill the vacancy created by the retirement of Harold W. Cogger.

In addition, shareholders approved the Fund's new Portfolio Management Agreements with Oppenheimer Capital and Westwood Management Corporation, and ratified the Board of Trustees' selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the year ending December 31, 1998. The number of votes cast for and against and the number of abstentions on these matters were as follows:

1.   Approval of new Portfolio Management Agreement with Oppenheimer Capital.

     For:                   80,022,138
     Against:                  678,167
     Abstain:                1,324,462

2. Approval of Portfolio Management Agreement with Westwood Management Corporation.

     For:                   79,844,076
     Against:                  749,259
     Abstain:                1,431,431

3. Ratification of selection of KPMG Peat Marwick LLP as Independent Auditors for 1998.

     For:                   80,445,460
     Against:                  433,194
     Abstain:                1,146,113

                                                                           NOTES
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                                                                              23

[logo]
LIBERTY
ALL[star]STAR
-------------
EQUITY FUND


New York Stock Exchange Trading Symbol: USA

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts  02266-8200
1-800-LIB-FUND (1-800-542-3863)

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts  02110

TRUSTEES
Robert J. Birnbaum*
John V. Carberry
James E. Grinnell*
Richard W. Lowry*
William E. Mayer*
Dr. John J. Neuhauser*

OFFICERS
John V. Carberry, Chairman of the Board of Trustees
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Christopher S. Carabell, Vice President
Timothy J. Jacoby, Treasurer
J. Kevin Connaughton, Controller
John L. Davenport, Secretary

* Member of the audit committee.
-----------------------------------------------------------
Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[logo]
LIBERTY
FINANCIAL



[type knocked out of photo of newspaper stock market page]
                                      SEMI-
                                     ANNUAL
                                     REPORT
                                      1998
[logo]
LIBERTY
ALL[star]STAR
-------------
EQUITY FUND